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                                                                   Exhibit 10.31

                                 ADDENDUM NO. 1

                                     TO THE

                                   QUOTA SHARE
                              REINSURANCE AGREEMENT
                            EFFECTIVE JANUARY 1, 2004

              (HEREINAFTER REFERRED TO AS THE "ORIGINAL AGREEMENT")

                                     BETWEEN

                       TOWER INSURANCE COMPANY OF NEW YORK

                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       AND

                   CONVERIUM REINSURANCE (NORTH AMERICA) INC.

                  (HEREINAFTER REFERRED TO AS THE "REINSURER")


WHEREAS, the Reinsurers and the Company are parties to the Original Agreement.

NOW THEREFORE, effective July 1, 2004, the parties hereto hereby agree to amend the Original Agreement as follows:


         ARTICLE 7, DEFINITIONS - Definition A shall be deleted in its entirety and replaced with the following revised Definition A:

         "A. "Cession Percentage" as used in this Agreement shall be 60% (sixty percent) for the new and renewal Business Covered written during the period January 1, 2004 through December 31, 2004, both days inclusive. However, if the Company has increased its December 31, 2003 Statutory Surplus by more than 20% (twenty percent) on or before December 31, 2004, the Company may elect to change the Cession Percentage, effective as of October 1, 2004, to any amount that is not less than the minimum cession percentage of 25% (twenty-five percent) and not greater than 60% (sixty percent) by providing the Reinsurer with written notice of the Company's election of such new Cession Percentage amount by no later than December 31, 2004."


All other terms and conditions of the Original Agreement remain unchanged.

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In Witness Whereof, the parties hereto have caused this Addendum No.1 to be executed by their duly authorized representatives.


Signed for and on behalf of Tower Insurance Company of New York:

By:               /s/ Marina Contiero
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Title:            Vice President
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Date:             September 14, 2004
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Signed for and on behalf of Converium Reinsurance (North America) Inc. for its
33.333% (thirty three point three three three percent) participation of the terms and conditions of the Original Agreement

By:               /s/ Raymond Dowling
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Title:            Senior Vice President
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Date:             September 14, 2004
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